Exhibit 10.2.15
SCHEDULE OF SENIOR TERM B NOTES
SUBSTANTIALLY IDENTICAL IN ALL MATERIAL RESPECTS
TO THE FORM OF SENIOR TERM B NOTE FILED AS
EXHIBIT 10.2.14 TO THIS REGISTRATION STATEMENT ON FORM S-1
PURSUANT TO INSTRUCTION 2 TO ITEM 601
OF REGULATION S-K
     In accordance with the Instructions to Item 601 of Regulation S-K, the Registrant has omitted filing as exhibits to this Registration Statement on Form S-1 the Senior Term B Notes issued by MGP Instruments, Inc. pursuant to the Note and Equity Purchase Agreement dated June 23, 2004 by and among MGP Instruments, Inc., Dosimetry Acquisitions (U.S.), Inc. and American Capital Financial Services, Inc. and various purchasers because they are substantially identical in all material respects to the Form of Senior Term B Note filed as Exhibit 10.2.14.

Note Number	Note Holder	Principal Amount
1	American Capital Strategies, Ltd.	$7,500,000
2	American Capital Strategies, Ltd.	$7,500,000
3	American Capital Strategies, Ltd.	$7,500,000
4	American Capital Strategies, Ltd.	$2,444,400